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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 August 13, 2002
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                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                      33-45499            36-3809819
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(State or other jurisdiction            (Commission         (IRS Employer
      of incorporation)                  File Number)     Identification No.)



                216 Evergreen Street, Bensenville, Illinois 60106
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               (Address of principal executive offices) (Zip Code)



                                 (630) 860-9542
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                         (Registrant's telephone number)



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All of the information in this Form 8-K (including the exhibits hereto) is being furnished pursuant to Item 9 of Form 8-K. In accordance with General Instruction
B.2. to Form 8-K, the information in this Form 8-K, including the exhibits shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 of otherwise subject to the liabilities of that Section. Moreover, the information in this Form 8-K, including the exhibits, shall not be deemed incorporated by reference into any filing of M-Wave under the Securities Act of 1933.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Exhibits.

Exhibit
Number        Description
-------       -----------
 99.1         Certification of Chairman and Chief Executive Officer pursuant to
              Section 906 of the Sarbanes-Oxley Act of 2002.

 99.2 Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

         On August 13, 2002, Joseph A. Turek, Chairman and Chief Executive Officer of M-Wave, Inc., ("M-Wave"), and Paul Schmitt, Chief Financial Officer of M-Wave submitted the certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with M-Wave's Form 10-Q for the quarterly period ended June 30, 2002, filed earlier today with the Securities and Exchange Commission. Copies of the certifications submitted by Mr. Turek and Mr. Schmitt are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.


                                      -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2002

                                               M-WAVE, INC.


                                               By: /s/ PAUL H. SCHMITT
                                                   -----------------------------
                                                   Name:     Paul H. Schmitt
                                                   Title:    Chief Financial
                                                             Officer